Supplement Dated October 9, 2012
To The Prospectuses Dated April 30, 2012
and September 10, 2012 For

PERSPECTIVE II® and PERSPECTIVESM L SERIES

Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY®
Through JACKSON NATIONAL SEPARATE ACCOUNT – I

This supplement updates the above-referenced prospectuses.  Please read and keep it together with your prospectus for future reference.  To obtain an additional copy of a prospectus, please contact us at our Annuity Service Center, P.O. Box 30314, Lansing, Michigan, 48909-7814; 1-800-644-4565; www.jackson.com.

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1.	Effective October 15, 2012, the following joint option Guaranteed Minimum Withdrawal Benefits (GMWBs) are currently no longer available for election under the Contracts:

•	LifeGuard Freedom 6 Net with Joint Option GMWB.
•	LifeGuard Freedom Flex with Joint Option GMWB.

This change applies both to elections of these GMWBs at issue by new purchasers and elections of these GMWBs after issue by existing owners. If you currently own these benefits, this change does not affect your benefit or the guarantees associated with your benefit.

2.
Also effective October 15, 2012, the optional Contract Enhancements are currently no longer available for election under the Contracts. This includes all versions of the Contract Enhancements including the 2%, 3%, 4%, and 5% Contract Enhancement options. If you currently own one of these Contract Enhancement options, your benefit is not affected by this change.

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(To be used with JMV9476 09/12, JMV8798 04/12, VC4224 04/12,
VC4224H 04/12, VC5890 04/12, VC5890H 04/12, and JMV7697 04/12)                                                                                                                                          JMV9939 10/12